The Next Level Golden Telecom, Inc. Investor Presentation Golden Telecom, Inc., NASDAQ: “GLDN” is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States (“CIS”). www.goldentelecom.com | info@goldentelecom.com Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO & Treasurer

Agenda z Investment Highlights z Market and Business/Strategy Overview Russia Ukraine Kazakhstan Uzbekistan z Financial Overview Golden Telecom, Inc. Investor PresentationPage 2

Investment Highlights Financial Highlights Revenue 2005 YE – US$ 667.4 Million (14% increase YoY) Operating Income 2005 YE– US$ 116.0 Million (21% increase YoY) Net Income 2005 YE – US$ 76.1 Million (17% increase YoY) Basic EPS 2005 YE – US$ 2.09 (17% increase YoY) Dividends paid 2005 YE – US$ 29.1 Million As of March 31, 2006 – US$ 49.3 Million in cash As of March 31, 2006 – US$ 0.0 Million Long-Term Debt Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter 2002 2005 Capital expenditures of US$ 130.8 Million (19.6% revenue) Unique value proposition Growth rate of an independent operator Geographic reach and profitability of an incumbent Federal Transit Network and Russian long distance license open new avenues for growth and customers Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers – Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators Continued expansion of Russian economy will stimulate further demand Poised for significant growth both organically and through consolidation Golden Telecom’s continued focus on the fragmented regional market will further solidify market share Golden Telecom to launch broadband access via Wi-Fi in Moscow US Corporate Governance combined with Russian Emerging Market Business Environment Traded publicly on NASDAQ National Market (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,615,534 (as of May 5, 2006) Market Capitalization as of May 5, 2006: Approximately $1.172 Billion (closing share price May 5, 2006: $32.00) Golden Telecom, Inc. Investor PresentationPage 3

Financial Ratios For Golden Telecom Valuation Ratios Profitability Ratios Valuation RatiosCompanyIndustryS&P 500Profitability Ratios (%)CompanyIndustryS&P 500 P/E Ratio (TTM)11.8817.1219.77Operating Margin (TTM)16.6915.2120.75 Price to Sales (TTM)1.32.432.74 Operating Margin — 5 Yr. Avg.7.3110.9618.75 Price to Cash Flow (TTM)5.527.8213.95 Pre-Tax Margin (TTM)16.4910.3118.57 Pre-Tax Margin — 5 Yr. Avg.8.796.2816.93 Net Profit Margin (TTM)10.968.6213.89 Growth Rate Net Profit Margin — 5 Yr. Avg.4.93.8311.41 Growth Rate (%)CompanyIndustryS&P 500 Effective Tax Rate (TTM)33.5324.1130.18 Sales (TTM) vs TTM 1 Yr. Ago13.4711.3917.52 Effective Tax Rate — 5 Yr. Avg.25.7832.8632.02 Financial StrengthManagement Effectiveness Financial StrengthCompanyIndustryS&P 500Management Effectiveness (%) CompanyIndustryS&P 500 Quick Ratio (MRQ)1.40.731.27 Return On Assets (TTM)8.773.088.02 Current Ratio (MRQ)1.640.991.79 Return On Assets — 5 Yr. Avg.4.561.736.28 LT Debt to Equity (MRQ)00.810.59 Return On Investment (TTM)10.294.0111.95 Total Debt to Equity (MRQ)0.010.940.74 Return On Investment — 5 Yr. Avg.5.381.839.83 Return On Equity (TTM)11.3810.1719.81 Return On Equity — 5 Yr. Avg.6.057.5517.72 Source: Reuters. As of June 14, 2006 Stock price US $22.16 Golden Telecom, Inc. Investor PresentationPage 4

Strategic Shareholders / Board of Directors z Strategic shareholder since May 2001Altimo zz Independent Board Members z Altimo holds approximately 29% of GTI Petr Aven David Herman sharesCurrently – President, Alfa Bank Retired in 2002 from the position of Vice President of Oleg Malis General Motors Corporation for Russia and the CIS after 29 z Holds 3 Board seats (out of 10)Currently – Senior Vice President, years with GM Altimo z One of the largest financial and industrial Senior executive positions with GM throughout the world, Alexey Khudyakov groups in Russiaincluding the CIS Currently – Vice President, Altimo Patrick Gallagher z Partner with Telenor in VimpelCom since z TelenorCurrently – Non-Executive Vice Chairman, FLAG Telecom 2001 and in Kievstar since mid-2002 Kjell JohnsenGroup Currently – Senior Vice President, 2003 to 2006 – CEO, FLAG Telenor Central & Eastern Europe 17 year career in British Telecommunications plc (“BT”) Ronny Naevdalincluding the position of President of BT Europe (1996-2000) Currently – Director of Strategy and Business Development, Telenor David Smyth Nordic 1992 to 2003 – Senior management roles, Orange plc z Strategic shareholder since December including 7 years as Group Director of Strategic Planning 2003 (Comincom deal)z Golden Telecomand Investor Relations, and 4 years as Group Financial Controller, Strategy & Planning z Telenor holds approximately 20% o f GTI Jean-Pierre Vandromme Vladimir Bulgak sharesCurrently – CEO, Golden Telecom, 1990 to 1992 – Minister of Communications of the Russian Inc. since September 1, 2005 Federation Republic of the USSR z Holds 2 Board seats (out of 10) 1992 to 1997 – Minister of Communications of the Russian z One of the largest foreign strategic Federation investors in the Russian telecom sector1997 to 1999 – Vice Premier of the Russian Federation z Partner with Altimo in VimpelCom since 1998 – Minister of Science and High Technology of the Russian Federation 2001 and in Kievstar since mid-2002 Golden Telecom, Inc. Investor PresentationPage 5

Agenda zInvestment Highlights zMarket and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan zFinancial Overview Golden Telecom, Inc. Investor PresentationPage 6

CIS Countries Map Golden Telecom, Inc. Investor PresentationPage 7

GTI Geography of Operations GTI Geography of Operations Total Population is 231.7 Million Total Telecom Spend is US$ 32.3 Billion Total* GDP Growth 1,262 1,073 917 708 527 30% 17%18% 34% Source: iKS Consulting (2005 statistics)2003 2004 2005 2006F 2007F * Total GDP is GDP for Russia, Ukraine, Kazakhstan and UzbekistanTotal* GDP, US$ BillionTotal* GDP Growth, % Golden Telecom, Inc. Investor PresentationPage 8

Broadband – GTI Strategy Broadband technology will enable us to offer high quality services throughout the CIS. Long Distance License Utilization Facilitates Fibre Optic Cable Line Construction Facilitates Broadband Development BroadbandBroadband + VoIP Broadband + VoIP + TV Broadband + VoIP + Mobile over Broadband + TV (Triple Play) (Quadric Play) Broadband allows GTI to expand to SME, SOHO, and residential markets Golden Telecom, Inc. Investor PresentationPage 9

GTI Potential Market by Segments Moscow Large Strong Market SharePosition Enterprises 30%Strong Position in Medium Existing GTI Market Moscow EnterprisesSegments Market ShareSmall 18% Enterprises* Small Office Home Office High Value ResidentialsPotential GTI Market Low Value ResidentialsWeak Position Source: GTI estimates*in Multi-Tenants Business Centers Golden Telecom, Inc. Investor PresentationPage 10

Rascom FOCL Construction Krasnodar FOCL Cross Hungary Border Frankfurt, Page 11

S-Petersburg -The Finnish Border-Stockholm -Chop -with Vimpelcom Moscow-Rostov-on-Don- in Frankfurt installed in 2004 Kiev-Vinnetsa-Ternopol-Lvov Supports GTI Strategy 2005 Acquisition of ownership interest in Antel FOCL Moscow- 2005 Moscow-Nizhny Novgorod FOCL Construction Joint Project with Vimpelcom 2006 Plan: Nizhny Novgorod-Kazan-Ufa FOCL Construction Joint Project with Vimpelcom 2007 Plan: Kazan-Perm-Ekaterinburg Joint Project 2007 Plan: Ufa-Samara-Saratov FOCL Construction Joint Project with Vimpelcom 2007 Plan: Construction Joint Project with Vimpelcom 2006 Plan: Kiev-Kharkov FOCL Construction 2007 STM-1 carrier rented between Kiev and Odessa 2006 Plan: Lvov-Uzhgorod FOCL Construction Stage 1 2006 Plan: Kiev-Lvov FOCL Construction Stage 2 2006 Plan: Kiev-Kharkov FOCL Construction Stage 3 2005: Rent of International channels from Lvov- PoP 2005: Capital Lease of 1 wave SWDN channel from Ukomline
Fiber Optic Cable Lines – Golden Telecom, Inc. Investor Presentation

Golden Telecom, Inc. Investor Presentation
Agenda
Russia Ukraine Kazakhstan Uzbekistan
Investment Highlights Market and Business/ Strategy Overview Financial Overview z z z
14.4 18.0% 2007F Local, 45% 12.2 17.3% 2006F GTI Addr. Market Growth Rate, % Page 13 10.4 15.6% 2005

Addressable Market Growth Addressable Market Structure Domestic LD, 26%
9.0 15.4% 2004
GTI’s
2005 GTI’s Datacom, 22%
7.8 2003 GTI Addr. Market, US$ Billion* * This data includes Wholesale revenue International LD, 7%
12.5
2007F
14.4
Residential, 52%
12.0 2006F
12.2 Mobile Telecom Spend, US$ Billion
10.4
2005
10.4 7.9
2004
Fixed Line and Mobile Telecom Spend 9.0 2005 Russian Telecom Market Structure
5.0 Fixed LineTelecom Spend, US$ Billion Corporate, 48%
2003
7.8
37 11.1% 2007F
Russian Telecom Market Development 31 21.9% 2006F Telecom Spend Growth Rate %
25 33.5% 2005 Million in Russia includes local, LD
2005 Consulting
Total Telecom Spend Growth 19 48.0% 2004 addressable market* share in Russia addressable market telephony provided by alternative operators Golden Telecom, Inc. Investor Presentation
Population is 143.5 GDP is US$ 766 Billion Telecom spend is US$25.1 Billion Telecom spend as a % of GDP is 3.3% In 2005 overall telecom spend on all services grew 33.5% GTI’sis 5% GTI’s Source: iKS
13 2003 Telecom Spend, US$ Billion * and datacomand incumbents to businesses and residential customers. z z z z z z
10.016 19.4% 2007
6% 2007F Page 14

8.388 17.4% 2006
Fixed Line Telecom Growth Rate, % 4% 2006F
7.142 14.8% 2005 2% 2005 BB Penetration%
Russian Regional Fixed Line Telecom Market Spend* 6.219 21.1% 2004 Broadband Penetration in Russia** 1% 2004
5.134 2003 Fixed Line Telecom Spend,US$Billion 0.5% 2003
4.4 15.0% 2007 8.7 13.0% 2007
3.8 17.0% 2006 Fixed Line Telecom Growth Rate, % 7.7 16.7% 2006 Corporate Fixed Line Tel. Growth Rate, %
3.3 17.2% 2005 6.6 17.9% 2005
Moscow Fixed Line Telecom Market Spend 2.8 4.3% 2004 5.6 14.3% 2004 Fixed Line Telecom Market Development 2.7 2003 Fixed Line Telecom Spend,US$ Billion Corporate Fixed Line Telecom Market Spend* in Russia** 4.9 2003 Corporate Fixed Line Tel. Spend, US$ Billion
2005 Moscow Fixed Line Telecom Spend is US$ Russian Regional Fixed Line Telecom SpendUS$ 7.14 Billion Corporate Fixed Line Telecom Spend in Russia is US$6.6 Billion Broadband Penetration in Russia is 2% data includes Wholesale revenue vision of the market and may be different from actual numbers. This data may not be used for any purposes. Golden Telecom, Inc. Investor Presentation
3.3 Billion excluding Moscow Telecom Spend **GTI estimates* z z z z All *This data is Russian Telecom Spend Source: IKS-Consulting, *The Data related to GTI estimates is used as an example of GTI’s to St.-Petersburg
and Stockholm
GTI Technical Presence in Russia fiber from Moscow
GTI Technical Points of Presence 88 technical points of presence 1985 km* in use access nodes deployed in Moscow 870 Digital Subscriber Line (DSL) nodes deployed outside of Moscow Golden Telecom, Inc. Investor Presentation Total fiber 2380 km* — 1300 WiFi *Intercity Fiber including Rascom’s

GTI Commercial Presence in Russia Golden Telecom, Inc. Investor Presentation GTI Technical Points of Presence GTI Commercial Presence
Residential, Revenue US$ 1,176 Million Total LD traffic + revenue from channel rent Page 17

2005 LD Market in Russia
Business, Revenue US$ 1,224 Million 2.4 Billion US$ -Total LD traffic 2.8 Billion US$ -
Other 2.6 Operators LD Revenue US$ Billion
(92%)
Russian Long Distance Market in 2005 2005 LD Market
Revenue GT US$ 232 Million (8%) Consulting Golden Telecom, Inc. Investor Presentation
Source: iKS

Federal Transit Network Golden Telecom, Inc. Investor Presentation

Intercity calls code International calls code 88 Regions 143.5 Million 100% $2.8 Billion 1.3 Million 32 Million
GTI is expected to be assigned operator selection codes 51 – 56 – After LD deployment
Coverage
Population Share in GDP LD Market Volume Businesses Residential
In 2005 Golden Telecom Received a Long Distance License Golden Telecom Long Distance Addressable Market 25 Regions 77.1 Million 57% $1.2 Billion 0.3 Million -
Before LD deployment
Federal Transit Network Strategy Implementation in Russia 7 DLD and 4 ILD communications transit nodes (formally commissioned by Rossvyaznadzor) 88 points of interconnection formally commissioned by Rossvyaznadzor) ATM and Frame Cell backbone LD Channels and Local Last Miles Coverage Population Share in GDP LD Market Volume Businesses Residential (
In January 2006 GTI completed the construction of FTN Consulting Golden Telecom, Inc. Investor Presentation
Source: iKS
Rascom Ltd. Page 20 the Finnish Border Ekaterinburg FOCL Krasnodar FOCL Perm - 2006: 2007: 2007:
October 2005: Petersburg– November 2005: March 2006: Q4- with Vimpelcom. Chelny – Rostov-on-Don — St.- Nizhny Novgorod FOCL construction completed. Joint Project with Vimpelcom Nizhny Novgorod FOCL Commercial Launch Ufa FOCL construction to be completed. Joint Project Joint Project with Vimpelcom Ufa-Samara-Saratov FOCLJoint Project with Vimpelcom Voronezh –Joint Project with Vimpelcom
Acquisition of ownership interest in AntelFOCL Moscow — Moscow - Kazan – Kazan-Naberezhnye Moscow – Moscow –
Fiber Optic Cable Lines /FOCL/
Implementation in . N. Novgorod –
Russia Golden Telecom, Inc. Investor Presentation

GTI FOCL Regions Data Total Regional Fixed Line Market Total Telecom PopulationMarket in 2004 Product 2004* Value in 2004 (million people)
(US$billion) (US$billion) (US$billion) Total FOCL Region Covered63.5 258 4.9 12.7 Total in Russian143.5 582 9 19 Federation FOCL coverage 63% 67% 44% 44.3 % as % of total in RF Source: IKS-Consulting Golden Telecom, Inc. Investor Presentation Page 21

Internet Market Structure in Russia
2005 Internet Market Structure in Russia 2005 Russian Internet Market Structure Breakdown
Mobile Internet 3.5%; Revenue US$
50 Million Dial up 25.5%; Revenue US$ 370 Million
Residential 43%; Revenue US$ 623.5 Million Corporate 57%; Revenue US$ 826.5 Million Broadband 71%; Revenue US$ 1,030 Million
Source: iKS Consulting Golden Telecom, Inc. Investor Presentation Page 22

Broadband Access Leads the Way
Total IP Bandwidth in Russia has doubled annually since 2003 The broadband explosion will further accelerate the demand for bandwidth
2005 Broadband Market in Russia Broadband Total Users, Million
224 Million 7.9 US$(21%) 6.7 1.3 Million 5.3 Subscribers 0.4 Million 3.8 Subscribers
806 Million
2.4
US$ (79%)
1.7
CorporateResidential 2005 2006F 2007F 2008F 2009F 2010F
Source: IKS-Consulting, J’son & Partners, GTI estimates Golden Telecom, Inc. Investor Presentation Page 23

Broadband Strategy Implementation in Russia: Regional Acquisitions and Purchases
Nizhny Novgorod, Russia:
March 2006
Moscow-N. Novgorod FOCL is rolled out
Bro
adband services are provided in Afonino residential distr
ict
Coverage – 300 households
Kazan, Tatarstan:
March 2006
Acquisition of 70% of Tata
r Intellectual Communications (“Tatintelcom”).DSL nodes are inst alled on 8 out of 10 nodes of Kazan PSTN. Coverage — about 280,000 o ut of 350,000 households of Kazan
Ekaterinburg, Russia:
April 2006
Purchase of network and technical resources of ZAO BINAR Network: 6 access nodes 10 km fiber optic cable line Utilized capacity 1,600 numbers Overall network capacity — 10,000 numbers DSL access nodes to be installed on the BINAR copper-wire dis tribution network Coverage – 15,000 households out of a total of 500,000 households
Golden Telecom, Inc. Investor Presentation Page 24

Moscow Telecom Market Development
Total Telecom Spend Growth GTI’s Addressable Market Growth 4,384
9,674 3,812 8,831 8,038 3,258 z 2005 7,330 2,666 2,781 5,680 17% 17% 15%
z Population is 10.4 Million
9.7% 9.9% 9.5% 29.0%
4%
z GRP is US$118.6 Billion z Telecom spend is US $8 Billion z Telecom spend as a % of GRP is 2003 2004 2005 2006F 2007F 2003 2004 2005 2006F 2007F
6.8% Telecom Spend, US$Million Telecom Spend Growth Rate% GTI Addr. Market,US$Million GTI Addr. Market Growth Rate %
* This data includes Wholesale rev
enue
z Overall telecom spend on all Fixed Line and Mobile Telecom Spend 2005 GTI’s Addressable Market Structure services grew 9.7%
4,384 z GTI’s addressable market* share in Moscow is 12% 3,812 3,603 3,532
3,397 Datacom, 37% Local, 39% 3,258 3,102 2,781 2,666
* GTI’s addressable market in Russia includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers.
1,825
International
Domestic LD, LD, 11% 14%
Source: iKS Consulting; 2003 2004 2005 2006F 2007F Russian Government Forecasts Fixed LineTelecom Spend,US$ Million MobileTelecom Spend, US$ Million
Golden Telecom, Inc. Investor Presentation Page 25

Broadband Strategy Implementation: Moscow Wi-Fi Project
Moscow Wi-Fi Network is projected to provide:
• Universal broadband coverage in Moscow
•702 Sq km
·Up to 3.9
mln households •Almost all businesses in Mosc
ow
• Framework agreement with Nortel for 5,000 Wi-Fi access nodes
May 4, 2006
• 750 Wi-Fi access nodes installed
· Cov
erage – 70,000 households
End of May, 2006
• 1300 Wi-Fi access nodes to be installed
· Central part of Moscow
· Coverage –
125,000 households
Golden Telecom, Inc. Investor Presentation Page 26

2005 Moscow Market Structure
2005 GTI’s Addressable Market Structure in Moscow* 2005 Moscow Datacom Market Structure*
942.4 879.9 879.9
487.2
332.2
254.6
72.8
Local Datacom Domestic LD International Datacom Market Broadband Market, Dial-up Market, US$ Telephony Market Market LD Market (including Internet), US$ Million Million Market (including US$ Million Internet)
Source: iKS Consulting *This data excludes revenue from interconnect and traffic routing Golden Telecom, Inc. Investor Presentation Page 27

St.-Petersburg Telecom Market Development
Total Telecom Spend Growth GTI’s Addressable Market Growth 927 2,414 794 2,194 675 2005 1,927
53.1%
1,486
441 17.6% 16.8%
z Population is 4.6 Million 1,126 388 32.0% 29.7%
z GRP is US$22.5 Billion 13.7%
13.9%
z Telecom spend is US $1.9 Billion 10.0%
z Telecom spend as a % of GRP is 2003 2004 2005 2006F 2007F 2003 2004 2005 2006F 2007F
8.5% Telecom Spend, US$Million Telecom Spend Growth Rate% GTI Addr. Market,US$Million GTI Addr. Market Growth Rate %
* This data includes Wholesa
le revenue
z Overall telecom spend on all services grew 29.7% Fixed Line and Mobile Telecom Spend 2005 GTI’s Addressable Market Structure
1,370 z GTI’s addressable market* share in 1,300
St.-Petersburg is 6% Datacom, 3%
1,149
International LD, 10%
927 794 670 675
Domestic LD, 19%
* GTI’s addressable market in Russia includes 441 local, LD and datacom telephony provided by 388 alternative operators and incumbents to 300 businesses and residential customers.
Local, 68%
Source: iKS Consulting; 2003 2004 2005 2006F 2007F
Russian Committee of Statistics Fixed LineTelecom Spend,US$ Million Mobile Telecom Spend, US$ Million
Golden Telecom, Inc. Investor Presentation Page 28

Nizhny Novgorod Telecom Market Development
Total Telecom Spend Growth GTI’s Addressable Market Growth 537 254 459 212 393 z 2005 177
296 149 z Population is 3.4 Million 104 192 32.6%
z GRP is US$11.2 Billion 54.3% 43.3% 18.8% 19.8% 19.8%
16.9% 17.0%
z Telecom spend is US $393 Million z Telecom spend as a % of GRP is 2003 2004 2005 2006F 2007F 2003 2004 2005 2006F 2007F
3.5% Telecom Spend, US$Million Telecom Spend Growth Rate% GTI Addr. Market,US$Million GTI Addr. Market Growth Rate %
* This data includes Whole
sale revenue
z Overall telecom spend on all services grew 32.6% Fixed Line and Mobile Telecom Spend 2005 GTI’s Addressable Market Structure
254 z GTI’s addressable market* share in
Nizhny Novgorod is 8% Datacom, 18%
212
200 190 177
166 International
149
LD, 3%
113 104
* GTI’s addressable market in Russia includes Local, 54% local, LD and datacom telephony provided by alternative operators and incumbents to 57 businesses and residential customers. Domestic LD,
24%
2003 2004 2005 2006F 2007F
Source: iKS Consulting, GT Estimates Fixed LineTelecom Spend,US$ Million Mobile Telecom Spend, US$ Million
Golden Telecom, Inc. Investor Presentation Page 29

Major Licenses Held by Golden Telecom in Russia
Telephony services in Russia are provided in compliance with the following significant licenses:
License for provision of local, intrazonal, domestic long distance and international telephone communication services
License for leasing of communication channels License for provision of data transmission License for provision of telematic services
License for provision of long distance, international telephone communication services in the territory of the RF
Zonal license for all the regions of the Russian Federation
License for construction of buildings and structures of the 1st and 2nd responsibility levels in accordance with the state standard
License for designing of building and structures of the 1st and 2nd responsibility levels in accordance with the state standard
License for provision of services in the field of data enciphering License for dissemination of enciphering facilities License for technical maintenance of enciphering facilities License for operation of electrical networks
Golden Telecom, Inc. Investor Presentation Page 30

2006 Telecom Regulatory Environment in Russia Long Distance License Regulation After liberalization of DLD/ILD regulation, a number of operators have received a license for DLD/ILD service provision; however, to date, only Golden Telecom, Rostelecom, and MTT have satisfied requirements to provide services under the License. Analysts predict that three major LD players — Rostelecom, MTT and GTI will lead on the LD market in Russia Wholesale business with Russian local telephony operators will become an “agent business” CPP Tariffication Rules are expected to take an effect in July, 2006Rules on Prices Establishment for Interconnect and Traffic Routing All incoming calls — free of charge Prices on interconnection and traffic routing services provided by the incumbents are subject to regulation by the government Only the fixed-line or mobile operators originating the call may The tariffs are to be established by Rossvyaznadzor charge the customer for the call The tariffs will be paid by LD operator to the incumbent Svyazinvest The CPP Rules will impact only fixed-to-mobile calls (mobile local and zonal operators for each minute of long distance traffic operators have always charged for incoming calls) All long distance operators will be cross-subsidizing the local and The CPP Rules will not affect fixed-to-fixed callszonal network of the Svyazinvest companies Golden Telecom, Inc. Investor PresentationPage 31

Interconnection Tariffs MRK and Mobile carriers MRK proposed tariffs for FTN–Zone interconnectionZone Initiation or termination proposed tariffs E-1Within the Fed. Region \ Tariff, Rubles 100km 600km 1200km 1200km Average Region / Interconnection rate, Rublescity One-timeMonthly Moscow0.35-0.35 Moscow (MGTS)1 050 00037 800Central region0.72—0.72 S.Petersburg0.57-0.57 Central region MRK300 000 7 350 North regions1.001.151.201.35-1.06 North-West Central regions0.710.851.101.25-0.79 St.Petersburg (PTS)180 000 6 000 Kirov region0.890.89 North-West MRK180 000 6 000 Orenburg and Udmurtia 0.920.92 Volga regionregions Volga Telecom MRK240 000 6 300Rest Volga regions0.710.71 Volga region1.10 Bashinformsviaz0.771.522.63- Bashinformsviaz32 000 19 000 South0.660.66 South region MRK300 000112 500Ural0.980.98 West regions0.451.532.733.45-1.04 Ural MRK26 500 27 100Siberia East regions0.551.602.873.504.501.26 Siberia MRK30 000 10 500 Far-East1.531.53 Vimpelcom, MTS (all Russia)1.40 (termination) Far-East MRK (Dalsviaz)55 050 20 520 1.40 Megafon (all Russia)1.40 (termination) The rates are from MRK proposals / agreements and not approved by RF Gov. yet Golden Telecom, Inc. Investor PresentationPage 32

MRK Proposed Tariffs (Local + Zone transit + Other costs ) Local initiation or terminationZone transitInterconne- Compen-ction cost Fed. Region \ Tariff per sation OnWith one With 2+(based on minute, Rubles OnWithinsur-neighbor transittransit Average 100km 600km 1200km 1200km Averagemonthly Nodethe citycharge NodeNodeNodescost) Moscow0.210.210.09-0.090.1260.62 Central region0.120.240.340.430.280.38—0.380.0250.62 S.Petersburg0.300.350.450.500.400.06-0.060.0200.38 North regions0.600.650.850.950.760.500.600.750.80-0.56 North-0.0200.38 WestCentral regions0.400.450.600.650.520.400.450.600.65-0.44 Kiro v region0.230.300.320.390.310.580.58 Orenburg and 0.250.320.340.500.350.590.590.0310.54 VolgaUdmurtia regionRest Volga 0.160.220.240.260.220.480.48 regions Bashinformsviaz 0.240.500.600.700.510.571.322.43-0.900.0630.44 South0.230.300.320.390.310. 250.560.480.3750.64 Ural0.200.260.300.330.270.610.610.0900.75 West regions0.301.382.583.30-0.89 Siberia0.200.400.450.500.390.0350.65 East regions0.401.452.723.354.351.11 Far-East0.190.230.260.270.241.331.330.000 **0.78 Notes:* — Local initiation / termination as well as Zone Transit rates are from MRK proposals and not approved by RF Gov. yet ** — Mutual interconnection Golden Telecom, Inc. Investor PresentationPage 33

New Long Distance Set-up Call Local + Intra-zoneLocal + Intra-zone DLDCustomer 1LD** operatorCustomer 2 FL* operator 1***FL* operator 2*** *** Starting from 2006 this chain may include several operators Billing Till 2003Bill Local + Intra-zoneLocal + Intra-zone CustomerLD** operator FL* operator 1***FL* operator 2*** $ 100%$ 20%$ 0% 2003 — 05 Bill Local + Intra-zoneLocal + Intra-zone CustomerLD** operator FL* operator 1***FL* operator 2*** $ 100%$ 45%$ 20 % From 2006$ 100 % Local + Intra-zoneLD** operatorLocal + Intra-zone Customer FL* operator 1***FL* operator 2*** *FL – Fixed Line $ 55%$ 20%** LD – Long Distance Bill Source: Renaissance Capital chart and estimates used for illustrative purposes only Golden Telecom, Inc. Investor PresentationPage 34

GTI’s Presence in Top 15 Cities of Russia Overall telecom Fixed Line 2005 Total NGRP per capita market value market value GTI’s Market Total Fiber Copper YE DSLAM YE N City Population(2004Y*)2005 MUS,,B2005 MUSD Share 2005, % YE 2005, km2005, km2005 1Moscow 10,391,500 7,658 8,038 3,258 12% 4,388 2,112 142 2St. Petersburg4,624,1003,0711,9276756%1,891537 3Novosibirsk1,425,6002,0493011233%30— 4N. Novgorod1,311,2002,0843931778%210-37 5Ekaterinburg1,293,0002,29930412911%200248 6Samara1,158,1002,7852639715%25714529 7Omsk1,133,9001,99017056— 8Kazan1,105,3002,75619979-55-10 9Chelyabinsk1,078,3002,10118282— 10Rostov-na-Donu1,070,2001,36925367— 11Ufa1,042,4002,230222795%60-4 12Volgograd1,012,8001,680171693%15056 13Perm1,000,1002,85018075— 14Krasnoyarsk911,7003,1901566226%15023 15Saratov873,5001,62016078— Source: IKS-Consulting, Golden Telecom, Inc. Golden Telecom, Inc. Investor PresentationPage 35

Technology Options to Get The Target Market Technology Option 1 – xDSLTechnology Option 2 – FTTH Technology Option 3 – Home Network Acquisition Technology Option 4 – WiFi Network Construction Golden Telecom, Inc. Investor PresentationPage 36

Agenda zInvestment Highlights zMarket and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan zFinancial Overview Golden Telecom, Inc. Investor PresentationPage 37

GTI Technical Presence in Ukraine GTI Technical Points of Presence 34 technical points of presence total fiber 680 Km including 375 Km in Kiev 9274 ADSL ports installed, 523 access nodes Golden Telecom, Inc. Investor PresentationPage 38

GTI Commercial Presence in Ukraine GTI Technical Points of Presence GTI Commercial Presence Golden Telecom, Inc. Investor PresentationPage 39

Ukrainian Telecom Market Development Total Telecom Spend GrowthFixed Line and Mobile Telecom SpendGTI’s Addressable Market Growth 8,200 5,214 7,674 6,740 3,950 6,185 5,435 4,857 4,1832,825 2,460 2,235 3,616 59.7%2,032 2,6191,833 1,783 1,494 2,487 29.9%993 24.0%45.4%27.3%24.1% 21.7%34.3% 2003 2004 2005 2006F 2007F2003 2004 2005 2006F 2007F2003 2004 2005 2006F 2007F Telecom Spend, US$ Million Telecom Spend Growth Rate %Fixed LineTelecom Spend, US$ Million Mobile LineTelecom Spend, US$ MillionGTI Addr. Market, US$ Million* GTI Addr. Market Growth Rate, % * This data includes Wholesale revenue 2005 z Population is 46.9 Million2005 Ukrainian Telecom Market Structure2005 GTI’s Addressable Market Structure z GDP is US$ 83 Billion z Telecom spend is US$5.4 BillionResidential, Local, 10%Domestic LD, 40%20% z Telecom spend as a % of GDP is 6.7% International z In 2005 overall telecom spend on all services grew 29.5%LD, 7% z GTI’s addressable market* share in Ukraine Datacom, 4% is 2% Corporate, *GTI’s addressable market in Ukraine includes local, LD, 60% datacom and mobile telephony provided by alternative operators and incumbents to businesses and residential Cellular, 59% customers. Source: iKS Consulting Golden Telecom, Inc. Investor PresentationPage 40

GTU Domestic/International Transmission Plan for 2006 in Compliance With FOCL Strategy Point of Presence (PoP) in Frankfurt installed in December 2004 Direct interconnection to global Internet providers. Operational rent of E1’s international channels in Kiev from Ukrtelecom/Memorex vendors. Since August 2005 – a 5 year capital lease of 1 wave SWDM channel Kiev-Vinnitsa-Khmelnitski-Ternopol-Lvov, 2.5Gbt from Ucomline (Independent transmissions to Western border (Poland) provided) Since September 2005 – rent of International cannels (STM-4) from Ucomline (From Lvov to GTU PoP in Frankfurt) STM-1 carrier was rented between Kiev and Odessa, capacity provided to GTU by UMC in October 2005 The 1st stage of construction for GTU’s national fiber optic channel Lvov Uzhgorod-Chop (Ukrainian/Hungary border) and international cross border to Hungary (Matav) was completed in February 2006 The 2nd stage of construction for the national fiber optic channels of Kyiv-Lviv will be completed in June-06 The 3rd stage is construction for the national fiber optic channels of Kyiv Kharkiv that will be completed in August-06 From December 2005 there were rented 2 trunks STM-1 level to Kharkov and Dnepropetrovsk (2 main regional GTU branches in Eastern Ukraine) from Ukrtelecom which would be substituted after completing the 3rd stage of construction
Golden Telecom, Inc. Investor Presentation Page 41

Broadband Strategy Implementation in Ukraine:
Regional Acquisitions and Purchases
Ivano-Frankovsk, Ukraine:
April 2006
Acquisition of 100% of TTK LLC.
Utilized capacity 11,300 numbers
Overall network capacity — 15,000 numbers
DSL access nodes will be installed on the TTK’s network
Coverage — 100,000 households.
Golden Telecom, Inc. Investor Presentation Page 42

Kiev Telecom Market Development
Total Telecom Spend Growth GTI’s Addressable Market Growth
2,765
2,582
2,470
2,302
2,186
2,044
2005 1,888 1,785 z Population is 2.6 Million 1,035 962 82.4% 85.6% z GRP is US$11.5 Billion** 15.8% 14.5% 13.0%11.9% 12.6%12.2% z Telecom spend is US $2,186 Million z Telecom spend as a % of GRP is 2003 2004 2005 2006F 2007F 2003 2004 2005 2006F 2007F
19% Telecom Spend, US$Million Telecom Spend Growth Rate% GTI Addr. Market,US$Million GTI Addr. Market Growth Rate %
* This data includes Wholesale revenue
z Overall telecom spend on all services grew 15.8% Fixed Line and Mobile Telecom Spend 2005 Broadband & Dial-up Market
1,670 z GTI’s addressable market* share in
1,488 Kiev is 3%
1,317 2,044 1,178
912 814 727
*GTI’s addressable market in Ukraine includes local, LD, datacom and mobile 606 telephony provided by alternative operators 456 506 and incumbents to businesses and residential customers.
** This data is for 2004
103
2003200420052006F2007F GTI Addr. Market, US$Million Broadband & Dial-up Market,
Source: iKS Consulting Fixed LineTelecom Spend,US$Million Mobile Telecom Spend, US$Million US$Million Golden Telecom, Inc. Investor Presentation Page 43

Odessa*** Telecom Market Development
Total Telecom Spend Growth GTI’s Addressable Market Growth 325 300 282 260 239
2005 219
196
181
167 21.9% 154 21.0% Population is 2.4 Million 18.0%15.2% 18.7%15.4% z 17.4% 17.5% z GRP is US$3.2 Billion** z Telecom spend is US $239 Million z Telecom spend as a % of GRP is 2003 2004 2005 2006F 2007F 2003 2004 2005 2006F 2007F
7% Telecom Spend, US$Million Telecom Spend Growth Rate% GT Addr. Market,US$Million GT Addr. Market Growth Rate %
* This data includes Wholesale revenue
z Overall telecom spend on all services grew 21.9% Fixed Line and Mobile Telecom Spend 2005 Broadband & Dial-up Market
156 z GTI’s addressable market* share in 144 144 Odessa** is 2%
127
116 219 112 91 92 69 *GTI’s addressable market in Ukraine 63 includes local, LD, datacom and mobile telephony provided by alternative operators 7.8 and incumbents to businesses and residential customers.
** This data is for 2004 *** All market data is calculated for Odessa region
2003200420052006F2007F GTI Addr. Market, US$Million Broadband & Dial-up Market,
Fixed LineTelecom Spend,US$Million Mobile Telecom Spend, US$Million US$Million Source: iKS Consulting
Golden Telecom, Inc. Investor Presentation Page 44

Major Licenses Held by GTI in Ukraine
Telephony services in Ukraine are provided in compliance with the following significant licenses:
Nationwide International License with the right to lease transmission channels.
Licenses for provision of local telephone call services in public telecommunication networks.
International and domestic long-distance Licenses for the territory of Kiev city , Big 6 and its regions.
DECT services provision license for Kiev city, the Kiev region and the Big 6. License for use of radio frequencies for DECT in the territories mentioned above.
DCS-1800 public cellular telephone call services provision licenses for Kiev city, the Kiev Region and the other territories of Ukraine.
Licenses or radio frequencies for DCS-1800 mobile cellular radio telecommunication networks for Kiev city, the Kiev region, Odessa city and the Odessa region.
License for use of radio frequencies for INTELSAT fixed satellite radio telecommunications network in Kiev city
License for use of the radio frequencies for fixed radio services microwave telecommunications
License for use of radio frequencies for radio communications in the data network with the use of noise-like signals
Golden Telecom, Inc. Investor Presentation Page 45

GSM Frequency Award in Ukraine
On April 10,2006 NCCR assigned to GTU GSM-1800 frequencies in 22 regions
Old coverage — 5.1 million people
Chernihiv Region Lutsk Region Rivne 1’167 th
1’040 th Region Sumy Region New coverage — 38.1 million people
1’156 th Zhytomyr Region Kyiv 1’225 th 1’328 th 2’694 th
Kyiv Region Lviv Region Khmelnytsky 1’762 th Region
2’575 th 1’372 th Poltava Region
Ternopil 1’553 th Kharkiv Region Lugansk Region Region 2’826 th 2’406 th Ivano- Cherkassy Region 1’111 th Frankivsk Vinnitsya Region 1’340 th Region 1’700 th Kyrovohrad Region Dnipropetrovsk Uzhgorod Region 1’388 th Region 1’245 th 1’066 th 3’444 th Chernovtsy Region Donetsk Region 908 th 4’617 th Mykolayiv Region 1’219 th Zaporizhzhja Region 1’859 th Odessa 1’007 th Kherson Region 1’125 th Odessa z Regions of current presence Region 1’393 th z Additional regions, frequencies Crimea AR assigned on 10.04.06 1’982 th Simpheropol z Regions, where frequencies are not available Sevastopol
379 th Source: State Committee of Statistics as of 1 February 2006 (UBL, March 2006) Golden Telecom, Inc. Investor Presentation Page 46

2005 Telecom Regulatory Environment in Ukraine
Current status of implementing regulatory plans
New CPP settlements order has been postponed
Frequency bandwidth is being released and redistributed:
GSM 900/1800 – completely allocated between all mobile carriers UMTS, WiMax, CDMA 80 – bandwidth conversion in process
Implementation of the new boundary tariffs has been postponed
Mobile operators have decreased their end-user international tariffs in expectation of the Boundary Tariffs changes
What to expect in 2006? The effect of changes in 2006
Settlements for local traffic are to reflect the network size (excluding incumbent — Ukrtelecom)
Aggressive broadband development plans (200K new ADSL ports in Boundary tariffs change in June 2006 (15% reduction on average tariff) 2006)
Launch of 3G mobile services in 2006 by Ukrtelecom Forecasted CPP tariffs: UAH 0.80/0.60 from June 2006 and UAH 0.80/50 from October 2006
Rules on interconnect of public telecom networks in effect from vs. UAH 1.00/0.60 current tariffs February 2006 Ukrtelecom Privatization is not expected earlier than Q1 2007
Golden Telecom, Inc. Investor Presentation Page 47

Agenda
z Investment Highlights z Market and Business/ Strategy Overview
Russia Ukraine Kazakhstan
Uzbekistan z Financial Overview
Golden Telecom, Inc. Investor Presentation Page 48

GTI Technical Presence in Kazakhstan
GTI Technical Points of Presence 59 Technical Points of Presence 16,500 numbers allocated in Astana, Atirau, Alma-Ata
Golden Telecom, Inc. Investor Presentation Page 49

GTI Commercial Presence in Kazakhstan
GTI Technical Points of Presence GTI Commercial Presence
Golden Telecom, Inc. Investor Presentation Page 50

724 12.6% 2007F Domestic LD, 41%
643 10.6% 2006F GTI Addr. Market Growth Rate, % Local, 21% Page 51

Addressable Market Growth 582 8.5% 2005 Addressable Market Structure
536 21.0% 2004
GTI’s 2005 GTI’s Datacom, 19% International LD, 19%
443 2003 GTI Addr. Market, US$Million* * This data includes Wholesale revenue 1,691 2007F 724 1,191 Residential, 35% 643 2006F Mobile LineTelecom Spend, US$Million 686 2005
582 429
2004
Fixed Line and Mobile Telecom Spend 536 2005 Kazakhstan Telecom Market Structure Corporate, 65%
307 2003
443 Fixed LineTelecom Spend, US$Million
2,194 15.5% 2007F
Kazakhstan Telecom Market Development 1,899 14.6% 2006F Telecom Spend Growth Rate %
1,657 33.6% 2005 in Kazakhstan includes local,
2005 telephony provided by alternative Consulting
Total Telecom Spend Growth 1,240 28.9% 2004 Population is 15 Million GDP is US$ 57 Billion Telecom spend is US$2.9 Billion Telecom spend as a % of GDP is 6.7% In 2005 overall telecom spend on all services grew 33.6% addressable market* share in Kazakhstan is 1% addressable market Golden Telecom, Inc. Investor Presentation
962 2003 Telecom Spend, US$ Million GTI’s LD and datacomoperators and incumbents to businesses and residential customers. Source: iKS
*GT’s z z z z z z residential district

200 households 600 households Triple Play service launched in BalashakCoverage — Triple Play service launched in Zhagajllau residential district Coverage -
Astana, Kazakhstan: January 2006 April 2006
Broadband Strategy Implementation in Kazakhstan : Regional Build-out Golden Telecom, Inc. Investor Presentation

Agenda Uzbekistan
Russia Ukraine Kazakhstan
Investment Highlights Market and Business/ Strategy Overview Financial Overview Golden Telecom, Inc. Investor Presentation
z z z

GTI Technical Presence in Uzbekistan
Total fiber-143 km 16 Technical Points of Presence 880 ADSL ports installed , 23 access nodes Golden Telecom, Inc. Investor Presentation GTI Technical Points of Presence

GTI Commercial Presence in Uzbekistan commercial presence Golden Telecom, Inc. Investor Presentation
GTI Technical Points of Presence GTI Commercial Presence* * Includes Buzton
31% 276 22.7% 2007F Domestic LD,
225 32.4% 2006F GTI Addr. Market Growth Rate, % Local, 22%

Addressable Market Growth 170 46.6% 2005 Addressable Market Structure
116 10.5% 2004 GTI’s 2005 GTI’s Datacom, 2%
105 2003 GTI Addr. Market, US$ Million* * This data includes Wholesale revenue International LD, 45%
180
276 2007F 140 2006F Residential, 35% 225 Mobile LineTelecom Spend, US$Million
105
2005
170
72
2004
116
Fixed Line and Mobile Telecom Spend Corporate, 65%
41 2005 Uzbekistan Telecom Market Structure
105 2003 Fixed LineTelecom Spend, US$Million 466 19.5% 2007F
Uzbekistan Telecom Market Development 390 23.4% 2006F Telecom Spend Growth Rate %
316 28.6% 2005 in Uzbekistan includes local, LD
2005 Consulting
Total Telecom Spend Growth 246 49.8% 2004 Telecom spend as a % of GDP is 6.7% In 2005 overall telecom spend on all addressable market* share in Uzbekistan is 3% addressable markettelephony provided by alternative operators Golden Telecom, Inc. Investor Presentation 164 2003 Telecom Spend, US$ Million Population is 26.3 Million GDP is US$ 11 Billion Telecom spend is US$2.9 Billion services grew 28.6% GTI’s and incumbents to businesses and residential customers. Source: iKS
*GT’sand datacom z z z z z z

ADSL equipment installed on 25 out of 50 PSTN nodesabout 1.1 million people about 1.75 million people Broadband services launched for private users Coverage – 13 more ADSL nodes to be deployedCoverage –
Tashkent, Uzbekistan: 1Q 2006 July 2006
Broadband Strategy Implementation in Uzbekistan: Regional Build-out Golden Telecom, Inc. Investor Presentation

Agenda Investment Highlights Market and Business/Strategy Financial Overview
z z Overview z Golden Telecom, Inc. Investor Presentation
In 4Q 2003 GTI received a cash dividend from MCT Corp. of approximately $4.7 million, hence Net Income is greater than Operating Income. Page 59

100% of Sochitelecom 70% of Tatintelcom, Kazan, Tatarstan $0.52 $178.1 $28.2 $18.8 Q1 06 83% of Sakhalin Telecom $0.49 $175.5 $26.5 $17.9 Q4 05 EPS, Basic, US$ $0.51 $169.9 $30.0 $18.4 Q3 05 Uzbekistan $0.54 $165.5 $30.3 $19.8 Q2 05 Revenue, mln. US$
Telecom, 54% of SP Buzton, 54% of Rascom (non consolidated) $0.55 $156.5 $29.2 $20.0 Q1 05
Kaliningrad $0.47 $159.2 $23.4 $17.1 Q4 04 62% of WestBalt Samara $0.44 $152.7 $25.7 $16.1 Q3 04 Telecom $0.47 $138.8 $25.2 $16.9 2Q 04 Operating Income, mln US$ 50%+1share of $0.41 $133.2 $21.1 $14.7 1Q 04 $0.59 $111.3 $18.2 $16.8 4Q 03 $0.44 $90.1 $18.3 $12.5 3Q 03 Net Income, mln US$
100% of Comincom/Combelga Telecom $0.43 $80.7 $17.5 $11.8 2Q 03
Continuous Financial Performance and Expansion 100% of Sibchallenge $0.47 $78.4 $17.2 $12.8 1Q 03 Golden Telecom, Inc. Investor Presentation
Source: Golden Telecom, Inc.
$60.1 $6.3 Q1 06 $57.2 $4.8 Q4 05 $56.7 $7.8 Q3 05 $54.5 $7.1 Q2 05 $53.0 $7.8 Q1 05 Revenue, US$ mln. $55.1 $7.4 Q4 04

(in US$ mln.) $53.4 $7.0 Q3 04 CARRIER & OPERATOR $44.7 $7.7 Q2 04
$45.7 $6.1 Q1 04 Operating Income, US$ mln. $39.0 $7.2 Q4 03 $32.9 $6.9 Q3 03 $26.8 $4.9 Q2 03 $29.8 $7.2 Q1 03 $103.2 $26.2 Q1 06 $103.4
$25.2 Q4 05 $99.5 $27.8 Q3 05 $96.4 $26.1 Q2 05 $88.1 $23.2 Q1 05 $88.4 $17.6 Q4 04 Revenue, US$ mln.
BCS
(in US$ mln.) $84.6 $19.6 Q3 04
Financial Performance by Lines of Business $78.9 $18.7 Q2 04
$79.2 $16.4 Q1 04 $59.6 $10.9 Q4 03 Operating Income, US$ mln.
$46.7 $12.5 Q3 03 Golden Telecom, Inc. Investor Presentation
$43.6 $13.5 Q2 03 Source: Golden Telecom, Inc. $39.0 $10.6 Q1 03
$2.6 $0.5 Q1 06 $3.0 $0.6 Q4 05 $3.6 $0.9 Q3 05 Page 61 $3.9 $1.0 Q2 05 $3.6 $1.1 Q1 05 Revenue, US$mln. $4.0 $1.4 Q4 04

MOBILE (in US$mln.) $4.2 $1.3 Q3 04
$4.0 $1.2 Q2 04 $3.6 $0.8 Q1 04 $3.5 $1.0 Q4 03 Operating Income, US$ mln. $3.6 $1.7 Q3 03 $3.6 $1.6 Q2 03 $3.2 $1.1 Q1 03 $12.2 -$0.4 Q1 06 $11.9 -$1.3 Q4 05 $10.1 -$1.2 Q3 05 $10.7 -$0.6 Q2 05 $11.8 $1.7 Q1 05 Revenue, US$ mln. $12.1 $0.1 Q4 04 $10.9 $0.5 Q3 04
Financial Performance by Lines of Business (in US$ mln.) $11.4 $0.6 Q2 04
CONSUMER INTERNET $11.1 $1.0 Q1 04
$9.3 -$0.5 Q4 03 Operating Income, US$ mln.
$7.2 -$0.8 Q3 03 Golden Telecom, Inc. Investor Presentation
$7.2 -$0.5 Q2 03 Source: Golden Telecom, Inc.
$7.1 -$0.5 Q1 03 2006 25.4% 10.5% -3.3% 19.2% 15.8%
Q1 Page 62

Q4 2005 24.4% 8.4% -10.9% 20.0% 15.1% Q3 2005 27.9% 13.8% -11.9% 25.0% 17.7% Q2 2005 27.1% 13.0% -5.6% 25.6% 18.3% Three months ended Q1 2005 26.3% 14.7% 14.4% 30.6% 18.7% Q4 2004 19.9% 13.4% 0.8% 35.0% 14.7% GOLDEN TELECOM, INC. Q3 2004 23.2% 13.1% 4.6% 31.0% 16.9% Q2 2004 23.7% 17.2% 5.3% 30.0% 18.2%
Margins Through First Quarter 2006 Q1 2004 22.5% 13.3% 9.0% 22.2% 15.8%
(as a % of Revenues) Business and Corporate Carrier and Operator Consumer Internet Mobile Overall Operating Margin Golden Telecom, Inc. Investor Presentation
Source: SEC Filings
Q1 2006 178,140 2% 93,393 84,747 3% 48% 33,881 19% 17,701 4,948 28,217 324 571 906 30,018 (9,414) (1,138) (681) 18,785 FY2005 667,379 14% 347,532 319,847 13% 48% 119,890 18% 65,329 18,686 115,942 460 1,677 (1,212) 116,867 (37,816) (2,978) 0 76,073 Q4 2005 175,475 3% 92,999 82,476 1% 47% 32,509 19% 18,307 5,243 26,417 (41) 536 (848) 26,064 (7,304) (876) 0 17,884

3% 88,345 81,585 3% 48% 30,967 18% 16,114 4,480 30,024 669 678 (125) 31,246 (837) 0 Q3 2005 169,930 (12,014) 18,395
6% 4% 48% 17% 15,724 4,426 30,340 (70) 174 (603) (719) 0 Q2 2005 165,509 86,191 79,318 28,828 29,841 (9,355) 19,767 -2% 2% 18% 364 0 Q1 2005 156,465 79,997 76,468 49% 27,586 15,184 4,537 29,161 (98) 289 29,716 (9,143) (546) 20,027 FY2004 583,978 62% 300,588 283,390 58% 49% 112,855 19% 56,817 18,182 95,536 278 559 660 97,033 (30,744) (1,506) 0 64,783 Q4 2004 159,218 4% 84,141 75,077 0% 47% 31,826 20% 15,211 4,604 23,436 28 251 1,327 25,042 (7,208) (722) 0 17,112 7 Q3 2004 152,713 10% 77,953 74,760 9% 49% 29,518 19% 14,871 4,633 25,738 118 (443) 25,420 (9,064) (245) 0 16,111 GOLDEN TELECOM, INC. 2Q 2004 138,873 4% 70,215 68,658 6% 49% 25,118 18% 13,771 4,541 25,228 243 116 (1,051) 24,536 (7,403) (224) 0 16,909 1Q 2004 133,174 20% 68,279 64,895 25% 49% 26,393 20% 12,964 4,404 21,134 0 74 827 22,035 (7,069) (315) 0 14,651 or FY-over-FY Growth or FY-over-FY Growth Gross Margin % SG&A %
Trended Quarterly Consolidated Income Statement US GAAP, (US$,000) Q-over-Q Q-over-Q
Total Revenue Total Cost of Sales Gross Margin Selling, general and administrative Depreciation Amortization Operating income Equity in earnings/ (losses) Net Interest income Foreign currency gain/ (loss) Income before Taxes & MI Provision for income taxes Minority interests Cummulative effect of a change in acctg. principle Net income Source: SEC Filings Golden Telecom, Inc. Investor Presentation
7,467 6 45,956 11,034 9,440 ,13 49,262 105,639 208,324 419,964 243,374 2 9
Q1 2006 8 Page 64 $ $

11
67,176 91,709 8,083 9,329 ,2 43,989 210,957 407,907 10,889 243,129 2 8
Q4 2005 8 $ $
11,171 360 79 85,950 98,718 42,818 9,400 ,8 238,657 374,212 242,250 4 6
3Q 2005 8 $ $
3
648 9,164 9 81,222 95,536 10,354 46,996 ,3 234,108 358,258 240,215 2
2Q 2005 4 8 $ $ 837 1 95,106 12,140 48,710 8,707 ,56 62,672 218,628 352,269 244,120 4 2
1Q 2005 8 $ $
As of the end of each period: 53,699 89,177 13,793 742 9,273 8
43,623 200,292 347,891 247,570 5,76 0
4Q 2004 8 $ $
1
61,289 90,921 12,457 44,231 573 9,698 0 335,542 250,290 5,0 208,898 0
3Q 2004 8 $ $
GOLDEN TELECOM, INC. 3
45,804 85,003 12,522 45,538 188,867 325,167 244 253,480 9,325 8
2Q 2004 777,0 $ $
58,659 86,061 12,257 46,294 168 9,343 ,754 1Q 2004 203,271 302,671 249,301 4 76 $ $
) 0 0
Trended Quarterly Consolidated Balance Sheet S$ ,0 S
U
( SSET
S L A SSET urrent assets tal current assets A o OT
A C Cash and cash equivalents Accounts receivable, net Prepaid expenses Other assets T Property and equipment, net Investments in and advances to ventures Goodwill and intangible assets, net Restricted cash and other noncurrent assets T Source: SEC Filings Golden Telecom, Inc. Investor Presentation
27 -
Q1 2006 92,501 — 2,691 1,620 30,024 126,836 2,144 55,083 184,090 20,986 365 (65,413) 672,011 80,097 687,060 892,136

27
4Q 2005 89,404 — 2,470 1,941 38,068 131,883 2,340 53,165 187,415 19,693 365 (58,117) 671,998 (455) 61,312 675,103 882,211 $ $
89,778 1,981 2,429 36,834 131,022 253 2,812 52,479 186,566 14,329 364 (50,826) 671,018 — 43,428 663,984 864,879
3Q 2005
86,522 — 3,013 2,361 33,857 125,753 253 393 50,878 177,062 13,003 364 (43,541) 670,472 — 25 652,328 842,393
2Q 2005 $ $
1Q 2005 86,029 — 2,921 2,234 31,406 122,590 253 972 49,294 173,109 12,284 363 (36,262) 669,801 5,266 639,168 824,561 $ $
4Q 2004 81,474 — 3,199 2,301 29,568 116,542 200 1,538 49,369 167,649 11,738 363 (28,998) 669,777 (14,761) 626,381 805,768 $ $ As of the end of each period: 80,357 425 4,258 2,374 32,182 119,596 200 2,093 48,792 170,681 11,090 363 (14,478) 669,218 — (31,873) 623,230 805,001
3Q 2004 $ $ GOLDEN TELECOM, INC. 76,437 425 3,305 2,483 28,913 111,563 200 2,658 48,235 162,656 8,898 363 (14,478) 667,628 — (47,984) 605,529 777,083
2Q 2004 $ $
79,500 950 4,806 2,539 28,361 116,156 200 3,170 44,102 163,628 6,114 362 (7,223) 666,766 — (64,893) 595,012 764,754
1Q 2004 $ $
EQ.
EQ
Trended Quarterly Consolidated Balance Sheet (US$ ,000) Long-term debt, less current portion Long-term capital lease obligation
LIABILITIES AND SHAREHOLDERS’ Current liabilities Accounts payable and accrued expenses Debt maturing within one year Due to affiliates Short-term capital lease obligation Other current liabilities Total current liabilities Taxes and other non-current liabilities TOTAL LIABILITIES Minority Interest SHAREHOLDERS’ EQUITY Common stock Dividends declared Additional paid-in capital Defered equity compensation Retained earnings (accumulated deficit) TOTAL SHAREHOLDERS’ EQUITY TOTAL LIABILITIES AND SHAREHOLDERS’ Source: SEC Filings Golden Telecom, Inc. Investor Presentation

76% in T&D. Golden Telecom is the Top Telecom Company in terms of the Standard & Poor’s Transparency and Disclosure (T&D) Scale Improvement in 2005. Golden Telecom’s T&D score increased by 18% in comparison with 2004. According to the results of the Standard & Poor’s Russian Transparency and Disclosure
Survey in 2005, Golden Telecom is number 5 among 54 Russian largest companies. Golden Telecom’s financial and operational information scored a 81% in T&D. Golden Telecom Board and Management structure and process scored z z z z
63% 62%
49%
38% Centertelecom 64% 2005
60%
47%
30% Uralsvyazinform
2004
67% 58%
57% Southern Telecom Transparency Index Improves 33% 2003
71% 2002-2005 Transparency Index Growth 62% 44% North-West Telecom 43% 2002
75%
57% Source: Standard & Poor’s Estimates Golden Telecom, Inc. Investor Presentation
55%
50% Golden Telecom
Such statements include expectations regarding the Russian, may be obtained by contacting Golden Telecom or
Special Note Regarding Forward Looking Statements the meeting concerning management’s intentions, expectations or predictions are forward looking our services, development of our fiber optic project, the growth of the telecommunications Copies of these filings Certain statements contained in this presentation or made during statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Ukrainian, Uzbek and Kazakh macroeconomic conditions, demand for markets including our estimates of such growth, our strategy, including our broadband strategy, the effect of regulatory changes, and financial guidance. It is important to note that the company’s actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in the macroeconomic and political environment, our ability to develop our fiber optic and broadband strategies, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company’s filings with the U.S. Securities and Exchange Commission including the Company’s quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2006, and the Company’s annual report on Form 10-K for the year ended December 31, 2005. the SEC. For additional information please contact: CFO, Senior Vice President and Treasurer: Boris Svetlichny e-mail: ir@gldn.net tel: +7-495-797-9300 fax: +7-495-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-495-797-9300 fax: +7-495-797-9332 www.goldentelecom.com Golden Telecom, Inc. Investor Presentation